UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 20, 2006

RSA Security Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25120	04-2916506
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts		01730
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 515-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2006, RSA Security Inc. and Flextronics International Marketing (L) Ltd. signed Amendment One (effective January 16, 2006 – the "Amendment") to the Manufacturing Agreement between the parties dated June 1, 1996. Flextronics is RSA Security’s manufacturer for its RSA SecurID® authenticators, and under the Amendment, Flextronics agrees to provide programming services with respect to the authenticators.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSA Security Inc.

January 20, 2006	By:	/s/Arthur W. Coviello, Jr.

Name: Arthur W. Coviello, Jr.
Title: President and Chief Executive Officer